This submission is being made solely to obtain a class identifier for each of the ETF Class shares of the following Series, which are being registered.

•Hotchkis & Wiley Mid-Cap Value Fund
•Hotchkis & Wiley Global Value Fund
•Hotchkis and Wiley International Value Fund
•Hotchkis and Wiley International Small Cap Diversified Value Fund
•Hotchkis & Wiley Opportunities Fund
•Hotchkis & Wiley High Yield Fund

Any questions on this submission should be directed to Anna Marie Lopez, President of Hotchkis and Wiley Funds, telephone number (213) 430-1000.